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                                                                    Exhibit 99.1



                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-7




Section 7.3 Indenture                              Distribution Date: 10/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                        987,000.00
            Class B Note Interest Requirement                         95,812.50
            Class C Note Interest Requirement                        169,312.50
                      Total                                        1,252,125.00

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                         1.56667
              Class B Note Interest Requirement                         1.82500
              Class C Note Interest Requirement                         2.50833

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                        630,000,000
              Class B Note Principal Balance                         52,500,000
              Class C Note Principal Balance                         67,500,000

(iv)   Amount on deposit in Owner Trust Spread Account             7,500,000.00

(v)    Required Owner Trust Spread Account Amount                  7,500,000.00



                                             By:
                                               --------------------
                                             Name:  Patricia M. Garvey
                                             Title: Vice President